UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

AMMO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13101	83-1950534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices)

(480) 947-0001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, AMMO, Inc. (the “Company”) reported that the Company’s financial statements as of and for the years ended March 31, 2024, 2023, 2022 and 2021, as well as all interim periods within such years (collectively, the “Initial Affected Periods”), including the auditors’ reports on the financial statements for all fiscal years within the Initial Affected Periods and the auditors’ report on internal controls for the years ended March 31, 2024 and 2023 (collectively, the “Initial Affected Financial Statements”), should no longer be relied upon. Furthermore, as previously disclosed, the Company’s management concluded that a material weakness existed in the Company’s internal control over financial reporting during the Initial Affected Periods and that the Company’s disclosure controls and procedures were not effective.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 19, 2025, the Company received an additional deficiency notification letter (the “Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”). The Notice indicated that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended December 31, 2024 (the “Form 10-Q”), as described more fully in the Company’s Form 12b-25 Notification of Late Filing filed with the Securities and Exchange Commission (the “SEC”) on February 10, 2025 (the “Form 12b-25”). The Listing Rule requires Nasdaq-listed companies to timely file all required periodic financial reports with the SEC.

As reported in the Form 12b-25, the Form 10-Q cannot be filed within the prescribed time period without unreasonable effort or expense because (i) the Audit Committee of the Board of Directors (the “Audit Committee”), in consultation with the Company’s management, has determined that the financial statements for certain historical periods must be restated and (ii) an independent investigation (the “Investigation”) conducted by a law firm retained by a Special Committee of the Board of Directors of the Company, while nearing its conclusion, is still ongoing.

The Company has until March 6, 2025, to submit an updated plan to regain compliance with the Listing Rule (the “Updated Plan”). The Company intends to timely submit the Updated Plan. Pursuant to the Notice, if Nasdaq accepts the Updated Plan, Nasdaq has the discretion to grant the Company an exception of up to 180 calendar days (the “Compliance Period”) from the Company’s initial delinquent filing, or until May 19, 2025, to regain compliance with the Listing Rule. While the Company cannot provide specific timing regarding the filing of the Form 10-Q, the Company continues to work diligently to complete the Form 10-Q and intends to file the Form 10-Q as soon as practicable to regain compliance with the Listing Rule within the Compliance Period.

No assurance can be given that the Company will be able to regain compliance with the Listing Rule or maintain compliance with the other continued listing requirements set forth in the Nasdaq Listing Rules. If the Company does not regain compliance with the Listing Rule within the Compliance Period, Nasdaq could provide notice that the Company’s securities will become subject to delisting. If the Company receives notice that its securities are being delisted, Nasdaq rules permit the Company to appeal any delisting determination by Nasdaq staff to a hearings panel.

The Notice has no immediate effect on the listing of the Company’s common stock or preferred stock on Nasdaq.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 24, 2025, the Audit Committee, after consultation with the Company’s management and its accounting advisors and consultants, concluded that the previously reported financial statements as of and for (i) the years ended March 31, 2020, 2019 and 2018 and December 31, 2017, (ii) all interim periods within such years and (iii) the transition period (the “Transition Period”) from January 1, 2018 to March 31, 2018 (collectively, the “Prior Periods”), including the auditors’ reports on the financial statements for all fiscal years within the Prior Periods and the Transition Period (collectively, the “Prior Period Financial Statements”), should no longer be relied upon due to errors in such financial statements as addressed in FASB ASC Topic 250, Accounting Changes and Error Corrections. Furthermore, the Company’s management concluded that a material weakness existed in the Company’s internal control over financial reporting during the Prior Periods and that the Company’s disclosure controls and procedures were not effective.

The Audit Committee reached its conclusion based on a determination that the Prior Period Financial Statements contained accounting and financial reporting errors resulting primarily from (i) inaccurate valuation of and accounting for share-based compensation awards granted to employees and nonemployee directors, and issued in exchange for goods and services, (ii) inappropriate capitalization of certain share issuance costs, and (iii) in appropriate accounting for certain convertible notes and warrants issued by the Company.

The Company discussed the matters described in this Item 4.02 with the Company’s current independent registered public accounting firm, Pannell Kerr Forster of Texas, P.C., and Marcum LLP, who served as the Company’s independent registered public accounting firm from April 22, 2020 through April 8, 2021. The Company did not discuss the matters described in this Item 4.02with KWCO, PC (“KWCO”), who served as the Company’s independent registered public accounting firm from April 20, 2017 to April 22, 2020, as KWCO is no longer registered with the Public Company Accounting Oversight Board.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, among others, statements regarding the Company’s intent to timely submit the Updated Plan and the Company’s plans and expectations about the completion and filing of the Form 10-Q. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Company management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, the timing of completion of the Investigation; Nasdaq’s acceptance of the Updated Plan, and the duration of any extension that may be granted by Nasdaq; the potential inability to meet Nasdaq’s continued listing requirements; uncertainties associated with the Company’s preparation of the Form 10-Q and the related financial statements, including the possibility that accounting errors or corrections will be identified; the possibility of additional delays in the filing of the Form 10-Q and the Company’s other SEC filings; risks related to the Company’s ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to the Company’s plans to remediate control and procedures deficiencies; and risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on June 13, 2024, and additional disclosures the Company makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law, the Company expressly disclaims any obligation or undertaking to any update forward-looking statements.

Item 7.01	Regulation FD Disclosure.

On February 25, 2025, the Company issued a press release disclosing receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMMO, INC.

Dated: February 25, 2025	By:	/s/ Jared R. Smith
Jared R. Smith
Chief Executive Officer